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(ING FUNDS LOGO)

                                                                   Exhibit 13(K)

September 25, 2003

Ms. Martha Pierce
Vice President
The Bank of New York
100 Church Street, 10th Floor
New York, NY 10286

Dear Ms. Pierce:

Pursuant to the terms and conditions of the Securities Lending Agreement dated August 7, 2003 (the "Agreement"), we hereby notify you of the addition of ING VP Convertible Portfolio, ING VP Disciplined LargeCap Portfolio, ING VP Growth + Value Portfolio, ING VP Growth Opportunities Portfolio, ING VP High Yield Bond Portfolio, ING VP Large Company Value Portfolio, ING VP LargeCap Growth Portfolio, ING VP MagnaCap Portfolio, ING VP MidCap Opportunities Portfolio and ING VP SmallCap Opportunities Portfolio (the "Funds"), to be included on the Amended Exhibit A to the Agreement as of October 6, 2003 as shown.

Please signify your acceptance to provide services under the Agreement with respect to the Funds by signing below.

If you have any questions, please contact me at (480) 477-2118.

                                        Sincerely,

                                        /s/ Michael J. Roland

                                        Michael J. Roland
                                        Executive Vice President & Chief
                                        Financial Officer


ACCEPTED AND AGREED TO:
The Bank of New York

By:    /s/ William P. Kelly
       ----------------------------------
Name:  William P. Kelly
       ----------------------------------
Title: Managing Director, Duly Authorized
       ----------------------------------


                                  Tel: 480-477-3000        ING Investments, LLC
7337 E. Doubletree Ranch Rd.      Fax: 480-477-2700
Scottsdale, AZ 85258-2034         www.ingfunds.com
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                                AMENDED EXHIBIT A

                               WITH RESPECT TO THE

                    SECURITIES LENDING AGREEMENT AND GUARANTY

FUND

ING EQUITY TRUST                                         ING INVESTORS TRUST (CONT.)
     ING Convertible Fund                                     ING Limited Maturity Bond Portfolio
     ING Disciplined LargeCap Fund                            ING Liquid Assets Portfolio
     ING Equity and Bond Fund                                 ING Marsico Growth Portfolio
     ING Large Cap Growth Fund                                ING Mercury Focus Value Portfolio
     ING MidCap Opportunities Fund                            ING Mercury Fundamental Growth Portfolio
     ING MidCap Value Fund                                    ING MFS Mid Cap Growth Portfolio
     ING Real Estate Fund                                     ING MFS Research Portfolio
     ING SmallCap Opportunities Fund                          ING MFS Total Return Portfolio
     ING SmallCap Value Fund                                  ING PIMCO Core Bond Portfolio
     ING Tax Efficient Equity Fund                            ING Salomon Brothers All Cap Portfolio
                                                              ING Salomon Brothers Investors Portfolio
ING FUNDS TRUST                                               ING T. Rowe Price Capital Appreciation
     ING Classic Money Market Fund                            ING T. Rowe Price Equity Income Portfolio
     ING High Yield Bond Fund                                 ING UBS U.S. Balanced Portfolio
     ING High Yield Opportunity Fund                          ING Van Kampen Equity Growth Portfolio
     ING Intermediate Bond Fund                               ING Van Kampen Global Franchise Portfolio
     ING Lexington Money Market Trust                         ING Van Kampen Growth and Income Portfolio
     ING Money Market Fund                                    ING Van Kampen Real Estate Portfolio
     ING National Tax-Exempt Bond Fund
     ING Strategic Bond Fund                             ING MAYFLOWER TRUST
                                                              ING Growth + Value Fund
ING INVESTMENT FUNDS, INC.
     ING MagnaCap Fund                                   ING MUTUAL FUNDS
                                                              ING Foreign Fund
ING INVESTORS TRUST                                           ING Global Equity Dividend Fund
     ING AIM Mid Cap Growth Portfolio
     ING Alliance Mid Cap Growth Portfolio               ING SERIES FUND, INC.
     ING American Funds Growth Portfolio                      Brokerage Cash Reserves
     ING American Funds Growth-Income Portfolio               ING Aeltus Money Market Fund
     ING American Funds International Portfolio               ING Balanced Fund
     ING Capital Guardian Large Cap Value Portfolio           ING Bond Fund
     ING Capital Guardian Managed Global Portfolio            ING Government Fund
     ING Capital Guardian Small Cap Portfolio                 ING Growth and Income Fund
     ING Developing World Portfolio                           ING Growth Fund
     ING Eagle Asset Value Equity Portfolio                   ING Index Plus LargeCap Fund
     ING FMR(SM) Diversified Mid Cap Portfolio                ING Index Plus MidCap Fund
     ING Goldman Sachs Internet Tollkeeper(SM) Portfolio      ING Index Plus SmallCap Fund
     ING Hard Assets Portfolio                                ING Small Company Fund
     ING International Portfolio                              ING Strategic Allocation Balanced Fund
     ING Janus Growth and Income Portfolio                    ING Strategic Allocation Growth Fund
     ING Janus Special Equity Portfolio                       ING Strategic Allocation Income Fund
     ING Jennison Equity Opportunities Portfolio              ING Technology Fund
     ING JPMorgan Fleming Small Cap Equity Portfolio          ING Value Opportunity Fund
     ING Julius Baer Foreign Portfolio

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ING STRATEGIC ALLOCATION PORTFOLIOS, INC.
     ING VP Strategic Allocation Balanced Portfolio
     ING VP Strategic Allocation Growth Portfolio
     ING VP Strategic Allocation Income Portfolio

ING VARIABLE FUNDS
     ING VP Growth and Income Portfolio

ING VARIABLE PORTFOLIOS, INC.
     ING VP Growth Portfolio
     ING VP Index Plus LargeCap Portfolio
     ING VP Index Plus MidCap Portfolio
     ING VP Index Plus SmallCap Portfolio
     ING VP Small Company Portfolio
     ING VP Technology Portfolio
     ING VP Value Opportunity Portfolio

ING  VARIABLE PRODUCTS TRUST
     ING VP Convertible Portfolio
     ING VP Disciplined LargeCap Portfolio
     ING VP Growth + Value Portfolio
     ING VP Growth Opportunities Portfolio
     ING VP High Yield Bond Portfolio
     ING VP Large Company Value Portfolio
     ING VP LargeCap Growth Portfolio
     ING VP MagnaCap Portfolio
     ING VP MidCap Opportunities Portfolio
     ING VP SmallCap Opportunities Portfolio

ING VP BALANCED PORTFOLIO, INC.

ING VP BOND PORTFOLIO

ING VP MONEY MARKET PORTFOLIO